INTEREST EXPENSES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
INTEREST EXPENSES [Abstract]
Interest Expenses, net of capitalized interest	$ 34,018	$ 29,753	$ 18,286
Commitment Fee	0	3,325	760
Amortization of Deferred Financing Costs	4,372	1,470	1,393
Other financial costs	0	1	25
Total Interest Expenses	38,390	34,549	20,464
Interest expenses, capitalized interest	$ 0	$ 2,600	$ 2,500